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                                                                    Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         We consent to the incorporation by reference in Registration Statement No. 333-109177 on Form S-8 of our report dated March 25, 2005, relating to the financial statements of MicroIslet, Inc. and its subsidiary appearing in this Annual Report on Form 10-KSB of MicroIslet, Inc. for the year ended December 31, 2004.

         /s/ Deloitte & Touche LLP


         San Diego, California
         March 25, 2005